UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 10, 2004

Date of earliest event reported

Commission File Number

0-17187

LOGIC Devices Incorporated

(Exact name of registrant as specified in its charter)

California

94-2893789
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

395 West Java Drive, Sunnyvale, California 94089

(Address of principal executive offices)

(Zip Code)

(408) 542-5400

(Registrant's telephone number, including area code)

Item 7.   Financial Statements and Exhibits

a.	Financial Statements of Businesses Acquired: None.
b.	Pro Forma Financial Information: None.
c.	Exhibits:
	99.1	Press Release dated August 10, 2004. The press release included as Exhibit 99.1 to this report is being furnished pursuant to Item 12.

Item 12.  Results of Operations and Financial Condition

On August 10, 2004, LOGIC Devices Incorporated issued a press release announcing the financial results for the third fiscal quarter of 2004. A copy is attached as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGIC Devices Incorporated (Registrant)

Date: August 10, 2004	By: /s/ William J. Volz William J. Volz President and Chief Executive Officer

Date: August 10, 2004	By: /s/ Kimiko Milheim Kimiko Milheim Chief Financial Officer